Exhibit 10.13


                               CAPITAL TRUST, INC.
               AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE PLAN

                         -------------------------------

                      Restricted Share Unit Award Agreement

                         ------------------------------

                                    Award No.
                                             ----

               You (the "Participant") are hereby awarded Restricted Share Units subject to the terms and conditions set forth in this Restricted Share Unit Award Agreement ("Award") and in the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan (the "Plan"), which is attached as Exhibit A. A summary of the Plan appears in its Prospectus, which is attached as Exhibit B. You should carefully review these documents, and consult with your personal financial advisor, in order to assure that you fully understand the terms, conditions, and financial implications of this Award.

               By executing this Award, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award will be made by the Board of Directors of Capital Trust, Inc. (the "Board") or the Committee that administers the Plan pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions are (unless arbitrary and capricious) final, conclusive and binding upon all parties, including you, your heirs, and representatives. Capitalized terms are defined in the Plan or in this Award.

        1. Specific Terms. Your Restricted Share Units have the following terms:

-------------------------------------------------------------------
Name of Participant

-------------------------------------------------------------------
Date of Award

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Number of Restricted Share
Units Subject to Award

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Vesting

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Lifetime Transfer

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        2.     Satisfaction  of Vesting  Restrictions.  No Shares will be issued before you complete the requirements that are necessary for you to vest in the Shares underlying your Restricted Share Units. As soon as practicable after the date on which your Award vests in whole or in part, the Company will issue to you or your duly-authorized transferee, one Share for each vested Restricted Share Unit. The Company shall cause stock certificates for such Shares to be delivered to you, with such legends that the Company determines to be appropriate.  Certificates  shall not be  delivered  to you unless you have made
arrangements   satisfactory   to  the   Committee  to  satisfy   tax-withholding
obligations. Fractional shares will not be issued, and cash will be paid in lieu thereof.

        3. Dividends. When Shares are issued to you or your duly-authorized transferee pursuant to the vesting of the Shares underlying your Restricted Share Units, you or your duly-


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Restricted Share Unit Award Agreement
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan
Page 2


authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

        4. Voting. With respect to the Shares to be issued pursuant to this Award, you may not exercise voting rights until you become the record owner of the Shares.

        5. Section 83(b) Election Notice. If you provide the Company with prior written notice of your intention to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Share Units (a "Section 83(b) election"), the Committee may in its discretion convert your Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of your Restricted Share Unit Award. You agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. Exhibit C contains a suggested form of Section 83(b) election. Any Restricted Shares issued to you pursuant to this Section 5 shall bear such legends as the Company determines to be appropriate until all vesting restrictions lapse and certificates are issued to you pursuant to Section 2 of this Award.

        6. Deferral Election. You may irrevocably elect to defer the receipt of all or a percentage of the Shares that would otherwise be issued to you on the vesting of this Award. A copy of the form which you may use to make a deferral election may be obtained from the Company. Notwithstanding the foregoing, Shares which have been subject to a Section 83(b) election are not eligible for deferral.

        7. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award, you may expressly designate a beneficiary (the "Beneficiary") to your interest, if any, in the Restricted Share Units awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit D (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company. You may, at any time, change or revoke such designation. A Beneficiary designation, or revocation of a prior Beneficiary designation, shall be effective only if it is made in writing on a form provided by the Company, signed by you and received by the Company. If you do not designate a Beneficiary or the Beneficiary dies prior to having received all Shares due under the Award, such Shares shall be paid to your estate.

        8. Transfer. This Award may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee.

        9. Notices. Any notice, payment or communication required or permitted to be given by any provision of this Award shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows:


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Restricted Share Unit Award Agreement
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan
Page 3


        (a) if to the Company, at the address set forth on the signature page, to the attention of: Committee administering the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan; or

        (b) if to you, at the address set forth below your signature on the signature page.

Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

        10. Binding Effect. Except as otherwise provided in this Award or in the Plan, every covenant, term, and provision of this Award shall be binding upon and inure to the benefit of the parties hereto and their respective beneficiaries, heirs, legatees, legal representatives, successors, transferees, and assigns.

        11. Modifications. This Award may be modified or amended at any time by the Committee, provided that your consent must be obtained for any modification that adversely alters or impairs any rights or obligations under this Award, unless there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

        12.    Headings. Headings shall be ignored in interpreting this Award.

        13. Not a Contract of Employment. By executing this Award, you acknowledge and agree that (i) any person who is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the Company's right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements. You also acknowledge that your rights upon a termination of employment with respect to this Award will be determined in accordance with Section 8(b) of the Plan.

        14. Severability. Subject to one exception, every provision of this Award and the Plan is intended to be severable, and if any provision of the Plan or this Award is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective. The only exception is that this Award shall be unenforceable if any provision of the preceding section is illegal, invalid, or unenforceable.

        15. Governing Law. The laws of the State of New York shall govern the validity of this Award, the construction of its terms, and the interpretation of the rights and duties of the parties hereto. Any suit with respect to the Award will be brought in the federal or state courts in the districts which include New York City, New York, and you agree and submit to the personal jurisdiction and venue thereof.


                                       3
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Restricted Share Unit Award Agreement
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan
Page 4


        16. Income Taxes and Deferral. You are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold you harmless from any or all of such taxes. To the extent your Award is not deferred and vested before January 1, 2005, the Administrator shall have the discretion to unilaterally modify your Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C) of the Code. The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and your Award.

        17. Counterparts. This Award may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument.


                            [SIGNATURE PAGE FOLLOWS]


                                       4
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Restricted Share Unit Award Agreement
Capital Trust, Inc.
Amended and Restated 2004 Long-term Incentive Plan
Page 5


        BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Restricted Share Units are awarded under and governed by the terms and conditions of this Award and the Plan.

                                    CAPITAL TRUST, INC.


                                    By:
                                         ---------------------------------------
                                         A duly authorized Director or Officer


                                    Address:       410 Park Avenue
                                                   14th Floor
                                                   New York, NY 10022


        The undersigned hereby accepts the terms of this Award and the Plan.


                                     -------------------------------------------


                                     Address:
                                                   -----------------------------

                                                   -----------------------------

                               CAPITAL TRUST, INC.
                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN


                                    Exhibit A
                                    ---------

                               Capital Trust, Inc.
               Amended and Restated 2004 Long-Term Incentive Plan

                               CAPITAL TRUST, INC.
                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN

                                    Exhibit B
                                    ---------

                                   Prospectus

                               CAPITAL TRUST, INC.
                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN


                                    Exhibit C
                                    ---------

                           Section 83(b) Election Form


Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.

                               CAPITAL TRUST, INC.

         --------------------------------------------------------------

         Election to Include Value of Restricted Shares in Gross Income in Year of Transfer Under Internal Revenue Code Section 83(b)

        ---------------------------------------------------------------

        Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.      My General Information:

                      Name:      __________________________________
                      Address:   __________________________________
                                 __________________________________
                      S.S.N.
                      or T.I.N.:   __________________________

2. Description of the property with respect to which I am making this election:

               ____________________  shares  of  ___________  stock of  Capital
               Trust, Inc. (the "Restricted Shares").


3. The Restricted Shares were transferred to me on ______________ ___, 20__. This election relates to the 20____ calendar taxable year.

4.      The Restricted Shares are subject to the following restrictions:

               The Restricted Shares are forfeitable until they are earned in accordance with Sections 1, 4, and 5 of the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan ("Plan"), Restricted Share Unit Award Agreement ("Award"), or other award agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award and the Plan.

5.      Fair market value:

               The fair market value at the time of transfer (determined without regard to any restrictions other then restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $_____ per share.

6.      Amount paid for Restricted Shares:

               The amount I paid for the Restricted Shares is $____ per share.

7.      Furnishing statement to employer:

               A copy of this statement has been furnished to my employer, ___________________. If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8.      Award or Plan not affected:

               Nothing contained herein shall be held to change any of the terms or conditions of the Award or the Plan.


Dated: ____________ __, 20__.



                                                   -----------------------------
                                                   Taxpayer

                               CAPITAL TRUST, INC.
                       AMENDED AND RESTATED 2004 LONG-TERM
                                 INCENTIVE PLAN

                                    Exhibit D
                                    ---------

                         Designation of Beneficiary Form

           In connection with the RESTRICTED SHARE UNIT AWARD AGREEMENT (the "Award") entered into on _____________ ___, 20__ between Capital Trust, Inc. (the "Company") and _______________, an individual residing at ___________________ (the "Recipient"), the Recipient hereby designates the person specified below as the beneficiary of the Recipient's interest in Restricted Share Units (as defined in the Company's Amended and Restated 2004 Long-Term Incentive Plan) awarded pursuant to the Award. This designation shall remain in effect until revoked in writing by the Recipient.


                  Name of Beneficiary:         _________________________________

                  Address:                     _________________________________

                                               _________________________________

                                               _________________________________

                  Social Security No.:         _________________________________

           The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient on a later date.


                                         Date: _________________________________



                                         By:   _________________________________
                                               [Recipient Signature]

Sworn to before me this
____ day of ____________, 20__


______________________________
Notary Public

County of  ___________________
State of   ___________________